                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                October 20, 1994
                               ------------------
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                       0-10160               62-0859007
- ------------------------             -------------       --------------------
(State of incorporation)             (Commission          (I.R.S. Employer
                                     File Number)        Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                             MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code: (901) 383-6000


                                Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report).

ITEM 5.  OTHER EVENTS

        THIRD QUARTER EARNINGS RELEASE

        On October 20, 1994, Union Planters Corporation (the Corporation) announced operating results for the third quarter of 1994. A copy of the Corporation's press release announcing the results is attached as Exhibit 99 (a) and is incorporated by reference herein.

        FINANCIAL STATEMENTS RESTATED FOR RECENTLY COMPLETED ACQUISITIONS

        On September 1, 1994, the Corporation completed the acquisition of BNF BANCORP, Inc. in a transaction accounted for as a pooling of interests. Reference is made to the Corporation's Current Reports on Form 8-K dated February 8, 1994, April 14, 1994, May 18, 1994, August 18, 1994, August 19,
1994, and September 1, 1994 for additional information regarding this acquisition. Reference should also be made to the Corporation's Current Reports on Form 8-K dated July 1, 1994, July 26, 1994, August 18, 1994, August 19, 1994, and September 28, 1994 and the Quarterly Report on Form 10-Q dated June 30, 1994 which discuss the Corporation's pending acquisition of Grenada Sunburst System Corporation (GSSC) and certain charges in the third quarter of 1994 and the possibility of significant charges in the fourth quarter of 1994 and future cost savings related to GSSC, other pending acquisitions and possible internal and acquisiton-related reorganizations of the Corporation.

        The acquisition of BNF is considered significant to the Corporation's financial statements. The Corporation's 1993 audited consolidated financial statements and June 30, 1994 unaudited interim consolidated financial statements which are attached as Exhibits 99 (b) and (c) have been restated for the BNF acquisition and became the historical financial statements of the Corporation on October 20, 1994.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(c)  Exhibits

     23   Consent of Experts and Counsel

          (a)  Consent of Price Waterhouse LLP

     99   Additional Exhibits
          (a)  Union Planters Corporation Press Release Dated October 20, 1994
          (b)  Union Planters Corporation's 1993 Consolidated Financial
               Statements

                                                                                                 Page
                                                                                                ------
               1.  Consolidated Balance Sheet as of
                   December 31, 1993 and 1992                                                     1

               2.  Consolidated Statement of Earnings for
                   the three years ended December 31, 1993                                        2

                                                                                                           Page
                                                                                                          ------
               3.  Consolidated Statement of Changes in
                   Shareholders' Equity for the three years
                   ended December 31, 1993                                                                   3

               4.  Consolidated Statement of Cash Flows for
                   the three years ended December 31, 1993                                                   4

               5.  Notes to Consolidated Financial Statements                                                5

               7.  Report of Independent Accountants                                                        40

                                                                                                           Page
                                                                                                          ------
          (c)  Union Planters Corporation's Interim Consolidated
               Financial Statements Dated June 30, 1994 (Unaudited)

               1.  Consolidated Balance Sheet as of
                   June 30, 1994 and 1993 and December 31, 1993                                              1

               2.  Consolidated Statement of Earnings for
                   the Three and Six Months Ended June 30, 1994
                   and 1993                                                                                  2

               3.  Consolidated Statement of Changes in
                   Shareholders' Equity for the Six Months
                   Ended June 30, 1994                                                                       3

               4.  Consolidated Statement of Cash Flows for
                   the Six Months Ended June 30, 1994 and 1993                                               4

               5.  Notes to Unaudited Interim Consolidated
                   Financial Statements                                                                      5


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                Union Planters Corporation
                                                --------------------------
                                                       Registrant




Date:   October 20, 1994                           /s/ M. Kirk Walters
                                             --------------------------------
                                                       M. Kirk Walters
                                             Senior Vice President, Treasurer
                                                and Chief Accounting Officer